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                                                                   EXHIBIT 23.1




                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-28727) of Reptron Electronics, Inc. of our report dated June 12, 1998, appearing on page 1 of the Annual Report on Form 11-K of the Reptron Electronics, Inc. 401(k) Plan for the fiscal years ended December 31, 1997 and 1996.








 /s/ Grant Thornton LLP
-------------------------
Tampa, Florida
July 10, 1998